EXHIBIT 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-QSB of Interactive Games, Inc. (the "Company") for the quarter ended April 30, 2005, I, Adam Wasserman, Chief Financial Officer of Interactive Games, Inc., certify, pursuant to 18 U.S.C.ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

        A. Such Quarterly Report on Form 10-QSB of Interactive Games, Inc. for the quarter ended April 30, 2005, fully complies with the requirements of section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

        B. The information contained such Quarterly Report on Form 10-QSB of Interactive Games, Inc. for the quarter ended April 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of Interactive Games, Inc.



                                        By: /s/ Adam Wasserman
                                        -----------------------------------
                                        Adam Wasserman
                                        Chief Financial Officer
                                        June 20, 2005

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO INTERACTIVE GAMES, INC. AND WILL BE RETAINED BY INTERACTIVE GAMES, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.